UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):
July 22, 2011

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, New York 10176
(Address of Principal Executive Offices)

212. 983.2640
(Registrant's Telephone number, including area code)

________________________________________________________________________________
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

            (a) The Annual Meeting of Stockholders of Inter Parfums, Inc. was held on July 22, 2011 at 10:00 a.m., local time, at the offices of the company, 551 Fifth Avenue, New York, New York 10176.

            (b) We held our election of directors, and our stockholders also voted on three other proposals.

                        (1)          Election of Directors. The following individuals were nominated for election as members of the Board of Directors to hold office for a term of one (1) year until the next annual meeting of stockholders and until their successors are elected and qualify: Jean Madar, Philippe Benacin, Russell Greenberg, Philippe Santi, Francois Heilbronn, Jean Levy, Robert Bensoussan-Torres, Serge Rosinoer and Patrick Choël. The results of the voting were as set forth below. A plurality of the votes having been cast in favor of each of the above-named Directors, they were duly elected to serve a one (1) year term.

Nominee

Votes For

Votes Withheld

Broker
Non-Votes

Abstentions

Jean Madar

28,331,423

616,914

-0-

621,785

Philippe Benacin

28,314,943

633,394

-0-

621,785

Russell Greenberg

27,661,783

1,286,554

-0-

621,785

Philippe Santi

27,508,155

1,440,182

-0-

621,785

Francois Heilbronn

27,606,372

1,341,965

-0-

621,785

Jean Levy

28,413,107

535,230

-0-

621,785

Robert Bensoussan-Torres

21,128,508

7,819,829

-0-

621,785

Serge Rosinoer

21,127,908

7,820,429

-0-

621,785

Patrick Choël

28,413,707

534,630

-0-

621,785

                        (2)          Advisory vote on the compensation of our named executive officers. A majority of the votes were cast in favor of the proposal and the proposal was passed. The results of the voting were as set forth below.

For	Against	Abstain	Broker Non Votes
28,912,527	14,418	21,391	621,785

                        (3)        Advisory vote on the frequency of future advisory votes concerning compensation of our named executive officers. A majority of the votes were cast to have the advisory vote on executive compensation every year, and such proposal was passed. The results of the voting were as set forth below.

Every Year	Every Other Year	Every Three Years	Abstain	Broker Non Votes
28,136,723	1,964	806,110	3,540	621,785

                        (4)        Vote on a resolution to amend our certificate of incorporation to remove the requirement of unanimous approval of our board of directors to declare or pay dividends when the aggregate amount of dividends to be paid by us and our subsidiaries in any fiscal year is more than thirty percent (30%) of our annual net income for the last completed fiscal year. A majority of the votes were cast in favor of the proposal and the proposal was passed. The results of the voting were as set forth below.

For	Against	Abstain	Broker Non Votes
29,537,597	6,440	26,085	-0-

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: July 22, 2011

Inter Parfums, Inc. By: /s/ Russell Greenberg Russell Greenberg, Executive Vice President